UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

September 12, 2012

GENESEE & WYOMING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3722

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on July 23, 2012, Genesee & Wyoming Inc. (“GWI”), Jaguar Acquisition Sub Inc., a direct wholly-owned subsidiary of GWI (“Merger Sub”), and RailAmerica, Inc. (“RailAmerica”), entered into an Agreement and Plan of Merger, providing for the merger of Merger Sub with and into RailAmerica (the “Merger”), with RailAmerica surviving the Merger as a wholly-owned subsidiary of GWI.

In connection with the pending Merger, the following financial statements of RailAmerica are included as Exhibits 99.1, 99.2, 99.3 and 99.4 hereto and are incorporated herein by reference:

•	audited consolidated financial statements of RailAmerica as of and for the years ended December 31, 2011, 2010 and 2009;

•	unaudited consolidated financial statements of RailAmerica as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011;

•	unaudited consolidated financial statements of RailAmerica as of June 30, 2012 and December 31, 2011 and for the three and six months ended June 30, 2012 and 2011; and

•	unaudited consolidated statements of comprehensive income of RailAmerica for the years ended December 31, 2011, 2010 and 2009.

Attached hereto as Exhibit 99.5 and incorporated herein by reference is the unaudited pro forma condensed combined financial information of GWI. The pro forma statements of operations are for the year ended December 31, 2011 and the six months ended June 30, 2012 and the pro forma balance sheet is as of June 30, 2012. The pro forma financial information gives effect to certain pro forma events related to the pending Merger and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the post-Merger combined company.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time GWI makes the statements and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and GWI cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this filing include, among others: uncertainties as to the timing of the acquisition of RailAmerica; the possibility that various closing conditions for the acquisition of RailAmerica may not be satisfied or waived, including that a governmental entity may prohibit or refuse to grant approval for the consummation of the acquisition; general economic and business conditions; and other factors. Readers are cautioned not to place undue reliance on the forward-looking statements included in this filing, which speak only as of the date hereof. GWI does not undertake to update any of these statements in light of new information or future events.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (filed herewith).

Exhibit 99.1	Audited consolidated financial statements of RailAmerica as of and for the years ended December 31, 2011, 2010 and 2009 (incorporated by reference from RailAmerica’s Annual Report on Form 10-K for the year ended December 31, 2011 (File No. 001-32579)).

Exhibit 99.2	Unaudited consolidated financial statements of RailAmerica as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011 (incorporated by reference from RailAmerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (File No. 001-32579)).

Exhibit 99.3	Unaudited consolidated financial statements of RailAmerica as of June 30, 2012 and December 31, 2011 and for the three and six months ended June 30, 2012 and 2011 (incorporated by reference from RailAmerica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (File No. 001-32579)).

Exhibit 99.4	Unaudited consolidated statements of comprehensive income of RailAmerica for the years ended December 31, 2011, 2010 and 2009 (incorporated by reference from RailAmerica’s Current Report on Form 8-K filed on September 7, 2012 (File No. 001-32579)).

Exhibit 99.5	Unaudited pro forma condensed combined financial information (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

Date: September 12, 2012	By:	/s/ Allison M. Fergus
	Name:	Allison M. Fergus
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (filed herewith).

Exhibit 99.1	Audited consolidated financial statements of RailAmerica as of and for the years ended December 31, 2011, 2010 and 2009 (incorporated by reference from RailAmerica’s Annual Report on Form 10-K for the year ended December 31, 2011 (File No. 001-32579)).

Exhibit 99.2	Unaudited consolidated financial statements of RailAmerica as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011 (incorporated by reference from RailAmerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (File No. 001-32579)).

Exhibit 99.3	Unaudited consolidated financial statements of RailAmerica as of June 30, 2012 and December 31, 2011 and for the three and six months ended June 30, 2012 and 2011 (incorporated by reference from RailAmerica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (File No. 001-32579)).

Exhibit 99.4	Unaudited consolidated statements of comprehensive income of RailAmerica for the years ended December 31, 2011, 2010 and 2009 (incorporated by reference from RailAmerica’s Current Report on Form 8-K filed on September 7, 2012 (File No. 001-32579)).

Exhibit 99.5	Unaudited pro forma condensed combined financial information (filed herewith).